                                                                    EXHIBIT 99.7

In re: Fort Knox Secured Data, Inc.                           Case No.: 01-11503
                                                 Reporting Period: December 2001


                                 BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligation.

                                                                              BOOK VALUE AT END OF       BOOK VALUE ON PETITION
                                   ASSETS                                    CURRENT REPORTING MONTH               DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)
TOTAL CURRENT ASSETS
PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
TOTAL PROPERTY & EQUIPMENT                                                                   --                          --
OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)                                                           51,867                      51,867
TOTAL OTHER ASSETS                                                                       51,867                      51,867

TOTAL ASSETS                                                                             51,867                      51,867

                                                                              BOOK VALUE AT END OF       BOOK VALUE ON PETITION
                        LIABILITIES AND OWNER EQUITY                         CURRENT REPORTING MONTH              DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable
Taxes Payable (refer to FORM MOR-4)
Wages Payable
Notes Payable
Rent / Leases - Building/Equipment
Secured Debt / Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other Postpetition Liabilities (attach schedule)
TOTAL POSTPETITION LIABILITIES                                                                --                          --
LIABILITIES SUBJECT TO COMPROMISE (PRE-PETITION)
Secured Debt
Priority Debt
Unsecured Debt
TOTAL PRE-PETITION LIABILITIES                                                                --                          --
TOTAL LIABILITIES                                                                             --                          --
OWNER EQUITY
Capital Stock
Additional Paid-In Capital                                                                74,179                      74,179
Partners' Capital Account
Owner's Equity Account
Retained Earnings - Pre-Petition                                                         (22,313)                    (22,313)
Retained Earnings - Postpetition
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws) (attach schedule)
NET OWNER EQUITY                                                                          51,867                      51,867
TOTAL LIABILITIES AND OWNERS' EQUITY                                                      51,867                      51,867

In re: Fort Knox Secured Data, Inc.                          Case No.: 01-11503
                                                 Reporting Period: December 2001


                       BALANCE SHEET - CONTINUATION SHEET


                                                                              BOOK VALUE AT END OF       BOOK VALUE ON PETITION
                                   ASSETS                                    CURRENT REPORTING MONTH               DATE
Other Current Assets









Other Assets

Due to/from Subsidiaries                                                                      51,867                     51,867






                                                                                              51,867                     51,867



                                                                              BOOK VALUE AT END OF       BOOK VALUE ON PETITION
                        LIABILITIES AND OWNER EQUITY                         CURRENT REPORTING MONTH              DATE
Other Postpetition Liabilities







Adjustments to Owner Equity





Post petition Contributions (Distributions) (Draws)

Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into separate account, such as an escrow account.